UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2015

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

Newport Corporation (the “Registrant”) intends to use certain presentation materials for investor meetings beginning on January 12, 2015.  The Registrant will also present the materials at the 17th Annual Needham Growth Conference at 12:45 pm EST on Wednesday, January 14, 2015.  Slide 20 of these presentation materials includes the following information regarding the Registrant’s expected financial results for the quarter ended January 3, 2015 and other recent events relating to the Registrant:

“Recent Developments in Q4-2014

•                  Strong New Orders in Q4-2014  -  Expect Orders Greater Than $187 Million (Highest Orders Quarter in Newport’s History)

•                  Received $25.7 Million Order for Ultrafast Lasers Used in Surgical Applications

•                  Received Several Substantial New Orders Relating to Our Collaborative Development Program for Next Generation Semiconductor Equipment

•                  Expect Q4-2014 Sales to Be at or Above $156 Million (the High End of the Guidance Range Provided in October 2014)

•                  Continued Share Repurchase Program in Q4-2014

•                  Total Shares Repurchased in 2014:  567,263

•                  Total Cash Outlay: $10.3 Million (Average Price $18.17/Share)

•                  Board Authorization to Repurchase an Additional 3.3 Million Shares

•                  Acquisition of  V-Gen Was Finalized on September 29, 2014 — Israel-based Emerging Fiber Laser Company With Innovative Technology Platform

•                  Expect Sales of Approximately $3 Million in Q4-2014, $15 Million to $20 Million in Full Year 2015

•                  Acquisition Expected to Be Immediately Accretive to Our Non-GAAP Net Income”

The presentation can be viewed through a live webcast available at http://wsw.com/webcast/needham69/newp and on the Registrant’s website at www.newport.com/investors.  A replay will also be available for 90 days after the live presentation at these sites.  A copy of the presentation materials, entitled “Newport Investor Presentation — January 2015,” has been posted in the “Investor Presentations” section of the “Investor Information” page on the Registrant’s website.

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

Date: January 12, 2015	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary